DIVIDENDS	12 Months Ended
Dec. 31, 2024
Dividends Disclosure [Abstract]
DIVIDENDS
12.
DIVIDENDS

On March 28, 2023, the Board of Directors of the Company approved and adopted a dividend policy, under which the Company may choose to declare and distribute cash dividend twice each fiscal year, starting from 2023, at an aggregate amount of no less than 15% of the net income after tax of the Company in the previous fiscal year.

In July 2023, the Board of Directors of the Company approved a dividend of US dollar 0.10 per ordinary share, which was paid in August, 2023 to shareholders of record as of the close of business on July 28, 2023. The aggregate amount of cash distributed for the dividends was US$21,474 (equivalent to RMB156,674).

In January 2024, the Board of Directors of the Company approved a dividend of US dollar 0.10 per ordinary share, which was paid in January 2024 to shareholders of record as of the close of business on January 19, 2024. The aggregate amount of cash distributed for the dividends was US$21,213 (equivalent to RMB151,887).

In August 2024, the Board of Directors of the Company approved a dividend of US dollar 0.125 per ordinary share, which was paid in September 2024 to shareholders of record as of the close of business on August 27, 2024. The aggregate amount of cash distributed for the dividends was US$26,589 (equivalent to RMB189,018).

In March, 2025, the Board of Directors of the Company approved and adopted a further adjustment of existing dividend policy, under which the Company may choose to declare and distribute a cash dividend once each fiscal year, starting from 2025, at an aggregate amount of around 30% of the net income after tax of the Company in the previous fiscal year.

In May 2025, the Board of Director of the Company approved a dividend of US dollar 0.20 per ordinary share. In July 2025, the group declared cash distributed of US$41,052 (equivalent to RMB296,368) to the shareholders, among which the Group paid in cash of US$11,336 (equivalent to RMB81,363).